UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to SECTION 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2010

GOODMAN GLOBAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-166796	26-1778564
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5151 San Felipe, Suite 500, Houston, Texas		77056
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 861-2500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On October 6, 2010, Goodman Global Group, Inc. (the “Company”) announced that it is in discussions with certain potential lenders in connection with proposed new secured credit facilities. Borrowings under the proposed credit facilities are expected to be used to repay substantially all of the outstanding debt of the Company and of its subsidiary, Goodman Global, Inc., to pay related transaction expenses, to fund a distribution to equityholders and for other general corporate purposes. There is no assurance that any of these credit facilities will be obtained, nor is there any certainty regarding their cost or terms.

The Company is furnishing the information under this Item 7.01 in this Current Report on Form 8-K to comply with Regulation FD. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Cautionary note on forward-looking statements

This Current Report on Form 8-K contains forward-looking statements. In particular, statements about the Company’s expectations, beliefs, plans, objectives, assumptions or future events or performance, or the components of financial performance or underlying factors or other statements that are not historical statements that are contained in this Current Report on Form 8-K are forward-looking statements. The words “believe,” “expect,” “forecast,” “anticipate,” “intend,” “estimate” and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters identify forward-looking statements. The Company has based these forward-looking statements on its current expectations about future events. While the Company believes these expectations are reasonable, these forward-looking statements are inherently subject to risks and uncertainties, many of which are beyond the Company’s control. The Company’s actual results may differ materially from those suggested by these forward-looking statements for various reasons, including those discussed in this Current Report on Form 8-K and the Company’s Report on Form 10-Q for the quarterly period ended June 30, 2010 under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors.” Given these risks and uncertainties, you are cautioned not to place undue reliance on these forward-looking statements. Some of the key factors that could cause actual results to differ from the Company’s expectations are:

•	adverse conditions affecting the U.S. economy;

•

volatility and disruption of the capital and credit markets and adverse changes in the U.S. and global economy, which may negatively impact the Company’s and its customers’ ability to access financing;

•	changes in weather patterns and seasonal fluctuations;

•	a failure by the Company to improve its existing products, develop new products or keep pace with its competitors’ product development;

•	increased competition, as well as consolidation among independent distributors;

•	significant fluctuations in the cost of raw materials and components and a decline in the Company’s relationships with key suppliers;

•	significant impairment of the value of the Company’s intangible assets or long-lived assets;

•	a decline in the Company’s relations with its key distributors;

•	design or manufacturing defects in the Company’s products, which may result in material liabilities associated with product recalls or reworks;

•	the incurrence of material costs as a result of product liability or warranty claims;

•	higher than expected tax rates or exposure to additional income tax liabilities;

•	the costs of complying with, or addressing liabilities under, laws relating to the protection of the environment and worker health and safety;

•	labor disputes with the Company’s employees;

•	the loss of members of the Company’s management team;

•	natural or man-made disruptions to the Company’s distribution and manufacturing facilities;

•	the Company’s inability to access funds generated by its subsidiaries, making it unable to meet its financial obligations;

•	the Company’s failure to adequately protect its intellectual property rights or claims that it is in violation of the intellectual property rights of third parties;

•	the requirements of being a public company, which may strain the Company’s resources and distract management;

•

the Company’s substantial indebtedness, which may adversely affect its financial condition, its ability to operate its business, react to changes in the economy or its industry and pay its debts and could divert its cash flow from operations for debt payments;

•	the incurrence by the Company or its subsidiaries of substantially more debt, which could further exacerbate the risks associated with its substantial leverage;

•	the Company’s need to generate cash to service its indebtedness;

•	restrictions in the Company’s debt agreements that limit its flexibility in operating its business;

•	the interests of the Company’s controlling stockholder and of holders of its outstanding debt; and

•	other factors detailed from time to time in the Company’s filings with the Securities and Exchange Commission.

The forward-looking statements included in this Current Report on Form 8-K are made only as of the date hereof. The Company does not undertake and specifically declines any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or developments, changed circumstances or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 6, 2010	GOODMAN GLOBAL GROUP, INC.

/S/ LAWRENCE M. BLACKBURN

Lawrence M. Blackburn
Executive Vice President and Chief Financial Officer